SCHEDULE OF FUTURE MINIMUM PAYMENTS UNDER NON-CANCELABLE LEASE FOR OPERATING LEASES (Details) - USD ($)	Jun. 30, 2021	Dec. 31, 2020
Leases
2021 (excluding the six months ended June 30, 2021)	$ 79,186
2022	163,132	$ 158,371
2023	168,028	163,132
2024	173,060	168,028
Total future minimum lease payments	583,406	662,591
Amount representing interest	(110,601)	(140,701)
Present value of net future minimum lease payments	$ 472,805	$ 521,890